                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   November 20, 1998
                                                   -----------------


                                  NEWELL CO.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)




    Delaware                         1-9608                      36-3514169
--------------------------------------------------------------------------------
(State or Other                   (Commission                  (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
 Incorporation)




              29 East Stephenson Street, Freeport, Illinois 61032
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)




Registrant's telephone number, including area code (815) 235-4171
                                                   --------------

Item 5. Other Events.

     As previously reported on a Current Report on Form 8-K, dated October 20, 1998 and filed with the Securities and Exchange Commission (the "Commission") on October 21, 1998 (the "Form 8-K"), Newell Co., a Delaware corporation ("Newell"), agreed to merge (the "Merger") a wholly owned subsidiary of Newell ("Merger Subsidiary") with and into Rubbermaid Incorporated, an Ohio corporation ("Rubbermaid"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 20, 1998 among Newell, Merger Subsidiary and Rubbermaid. The Merger Agreement was filed as an exhibit to the Form 8-K. In the Merger, each share of Rubbermaid's common stock, par value $1.00 per share, will be converted into 0.7883 of a share of Newell's common stock, par value $1.00 per share. Consummation of the Merger is subject to various conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The following audited financial statements of Rubbermaid have previously been filed with the Commission as part of Rubbermaid's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and are incorporated herein by reference:

     -Independent Auditors' Report.
     -Consolidated Balance Sheets as of December 31, 1997 and 1996. -Consolidated Statements of Earnings for the Fiscal Years Ended
       December 31, 1997, 1996 and 1995.
     -Consolidated Statements of Cash Flows for the Fiscal Years Ended
       December 31, 1997, 1996 and 1995.
     -Consolidated Statements of Shareholders' Equity for the Fiscal Years
       Ended December 31, 1997, 1996 and 1995.
     -Notes to Consolidated Financial Statements.


     The following unaudited financial statements of Rubbermaid have previously been filed with the Commission as part of Rubbermaid's Quarterly Report on Form 10-Q for the quarter ended October 2, 1998 and are incorporated herein by reference:

     -Condensed Consolidated Balance Sheets as of October 2, 1998
       and December 31, 1997.
     -Condensed Consolidated Statements of Earnings for the Nine Months
       Ended October 2, 1998 and September 30, 1997.
     -Condensed Consolidated Statements of Cash Flows for the Nine Months
       Ended October 2, 1998 and September 30, 1997.
     -Notes to Condensed Consolidated Financial Statements.

     (b)  Pro Forma Financial Information.

     UNAUDITED PRO FORMA CONDENSED COMBINED
      FINANCIAL STATEMENTS

                                                                 Page
                                                                 ----
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . 4
     Unaudited Pro Forma Condensed Combined Balance Sheet
      as of September 30, 1998 . . . . . . . . . . . . . . . . . . 5
     Unaudited Pro Forma Condensed Combined Statement of Income
      for the Nine Months Ended September 30, 1998 . . . . . . . . 6
     Unaudited Pro Forma Condensed Combined Statement of Income
      for the Nine Months Ended September 30, 1997 . . . . . . . . 7
     Unaudited Pro Forma Condensed Combined Statement
      of Income for the Year Ended December 31, 1997 . . . . . . . 8
     Unaudited Pro Forma Condensed Combined Statement
      of Income for the Year Ended December 31, 1996 . . . . . . . 9
     Unaudited Pro Forma Condensed Combined Statement
      of Income for the Year Ended December 31, 1995 . . . . . . . 10
     Notes to Unaudited Pro Forma Condensed Combined
      Financial Statements . . . . . . . . . . . . . . . . . . . . 11

     (c)  Exhibits.

     23.1  Consent of KPMG Peat Marwick LLP.

Item 7(b) Pro Forma Financial Information.


          Unaudited Pro Forma Condensed Combined Financial Statements

     The following unaudited pro forma condensed combined financial information (the "Unaudited Pro Forma Information") gives effect, under the pooling of interests method of accounting, to the merger of a wholly owned subsidiary of Newell Co. ("Newell") into Rubbermaid Incorporated ("Rubbermaid"), with Rubbermaid surviving as a wholly owned subsidiary of Newell (the "Merger"). The Unaudited Pro Forma Information is presented to reflect the estimated impact of the Merger and the issuance of 0.7883 of a share of Newell common stock for each share of Rubbermaid common stock issued and outstanding as of the effective time of the Merger. As of September 30, 1998 there were approximately 149,975,785 shares of Rubbermaid common stock issued and outstanding.

     The Unaudited Pro Forma Information is presented as if the Merger had been consummated as of January 1, 1995 for the unaudited pro forma condensed combined statements of income and as of September 30, 1998, for the unaudited pro forma condensed combined balance sheet. Newell's financial statements are prepared on a calendar year-end basis of reporting. Rubbermaid's financial statements were prepared on a calendar year-end basis until 1998, when Rubbermaid adopted a fiscal year ending on the Friday nearest December 31.

     The Unaudited Pro Forma Information gives effect to the reclassifications and adjustments set forth in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements and does not reflect operating income improvements anticipated as a result of the Merger. The Unaudited Pro Forma Information is not necessarily indicative of the operating results and financial position that might have been achieved had the Merger been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of operating results and financial position that may occur in the future.

     The Unaudited Pro Forma Information should be read in conjunction with (i) the audited consolidated financial statements and other financial information included in Newell's Current Report on Form 8-K, dated November 17, 1998, which reflect Newell's 1998 acquisition of Calphalon Corporation as a pooling of interests, including the notes thereto, (ii) the unaudited consolidated financial statements and other financial information included in Newell's Quarterly Report on Form 10-Q for the period ended September 30, 1998, including the notes thereto, (iii) the audited consolidated financial statements and other financial information contained in Rubbermaid's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including the notes thereto, and (iv) the unaudited consolidated financial statements and other financial information included in Rubbermaid's Quarterly Report on Form 10-Q for the period ended October 2, 1998, including the notes thereto.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                                                         PRO
                                       NEWELL  RUBBERMAID ADJUSTMENT    FORMA
                                      -------- ---------- ----------   --------
CURRENT ASSETS
  Accounts receivable, net........... $  670.2  $  493.7    $  --      $1,163.9
  Inventories, net...................    776.1     311.2      (0.8)(a)  1,086.5
  Other..............................    321.1     148.0       --         469.1
                                      --------  --------    ------     --------
    TOTAL CURRENT ASSETS.............  1,767.4     952.9      (0.8)     2,719.5
PROPERTY, PLANT & EQUIPMENT, NET.....    834.5     784.2      (8.8)(a)  1,609.9
TRADENAMES & GOODWILL, NET, AND
 OTHER...............................  2,001.8     446.0     (87.8)(a)  2,360.0
                                      --------  --------    ------     --------
    TOTAL ASSETS..................... $4,603.7  $2,183.1    $(97.4)    $6,689.4
                                      ========  ========    ======     ========
CURRENT LIABILITIES
  Other accrued liabilities.......... $  668.0  $  213.0    $  --      $  881.0
  Notes payable......................     37.2     434.1       --         471.3
  Other..............................    356.5     155.2       --         511.7
                                      --------  --------    ------     --------
    TOTAL CURRENT LIABILITIES........  1,061.7     802.3       --       1,864.0
LONG-TERM DEBT.......................    912.7     152.6       --       1,065.3
OTHER................................    243.8     171.3       --         415.1
COMPANY-OBLIGATED MANDATORILY
 REDEEMABLE CONVERTIBLE PREFERRED
 SECURITIES OF A SUBSIDIARY TRUST....    500.0       --        --         500.0
STOCKHOLDERS' EQUITY.................  1,885.5   1,056.9     (97.4)(a)  2,845.0
                                      --------  --------    ------     --------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY.............................. $4,603.7  $2,183.1    $(97.4)    $6,689.4
                                      ========  ========    ======     ========


   See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                         PRO
                                      NEWELL   RUBBERMAID ADJUSTMENT    FORMA
                                     --------  ---------- ----------   --------
Net sales..........................  $2,650.3   $1,936.8    $(71.3)(d) $4,515.8
Cost of products sold..............   1,786.7    1,383.5       --       3,170.2
                                     --------   --------    ------     --------
    GROSS INCOME...................     863.6      553.3     (71.3)     1,345.6
Selling, general and administrative
 expenses..........................     404.9      353.8     (71.3)(d)    684.1
                                                              (3.3)(e)
Trade names and goodwill
 amortization and other............      40.5        --       (1.7)(a)     45.5
                                                               6.7 (b)
Restructuring costs................       --        73.7       --          73.7
                                     --------   --------    ------     --------
    OPERATING INCOME...............     418.2      125.8      (1.7)       542.3
Net non-operating expenses
 (income)..........................    (169.3)       4.1      (6.7)(b)   (168.6)
                                                               3.3 (e)
                                     --------   --------    ------     --------
    INCOME BEFORE INCOME TAXES.....     587.5      121.7       1.7        710.9
Income taxes.......................     250.7       42.6       0.7 (a)    294.0
                                     --------   --------    ------     --------
    NET INCOME.....................  $  336.8   $   79.1    $  1.0     $  416.9
                                     ========   ========    ======     ========
Earnings per share:
  Basic............................  $   2.07   $   0.53               $   1.49
  Diluted..........................      2.02       0.53                   1.47
Weighted average shares
 outstanding:
  Basic............................     162.5      149.9     (31.7)(f)    280.7
  Diluted..........................     173.1      150.3     (31.8)(f)    291.6


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                           PRO
                                        NEWELL  RUBBERMAID ADJUSTMENT     FORMA
                                       -------- ---------- ----------    --------
Net sales............................  $2,395.0  $1,825.4   $ (69.1)(d)  $4,151.3
Cost of products sold................   1,631.2   1,328.0       9.0 (a)   2,968.2
                                       --------  --------   -------      --------
    GROSS INCOME.....................     763.8     497.4     (78.1)      1,183.1
Selling, general and administrative
 expenses............................     365.1     314.2       1.0 (a)     609.8
                                                              (69.1)(d)
                                                               (1.4)(e)
Trade names and goodwill amortization
 and other...........................      22.9       --       (0.6)(a)     110.5
                                                                7.2 (b)
                                                               81.0 (c)
Restructuring costs..................       --       16.0      21.2 (a)      37.2
                                       --------  --------   -------      --------
    OPERATING INCOME.................     375.8     167.2    (117.4)        425.6
Net non-operating expenses (income)..      41.5     (21.3)    134.4 (a)      69.2
                                                                1.4 (a)
                                                               (7.2)(b)
                                                              (81.0)(c)
                                                                1.4 (e)
                                       --------  --------   -------      --------
    INCOME BEFORE INCOME TAXES.......     334.3     188.5    (166.4)        356.4
Income taxes.........................     132.4      77.7     (67.7)(a)     142.4
                                       --------  --------   -------      --------
    NET INCOME.......................  $  201.9  $  110.8   $ (98.7)     $  214.0
                                       ========  ========   =======      ========
Earnings per share:
  Basic..............................  $   1.25  $   0.74                $   0.76
  Diluted............................      1.24      0.74                    0.76
Weighted average shares outstanding:
  Basic..............................     162.1     149.9     (31.7)(f)     280.3
  Diluted............................     162.8     150.0     (31.8)(f)     281.0


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                          PRO
                                        NEWELL  RUBBERMAID ADJUSTMENT    FORMA
                                       -------- ---------- ----------   --------
Net sales............................  $3,336.2  $2,399.7    $(94.5)(d) $5,641.4
Cost of products sold................   2,259.5   1,748.4       9.0 (a)  4,016.9
                                       --------  --------    ------     --------
    GROSS INCOME.....................   1,076.7     651.3    (103.5)     1,624.5
Selling, general and administrative
 expenses............................     497.7     416.7       1.0 (a)    819.0
                                                              (94.5)(d)
                                                               (1.9)(e)
Trade names and goodwill amortization
 and other...........................      31.9       --       (1.1)(a)    120.9
                                                                9.1 (b)
                                                               81.0 (c)
Restructuring costs..................       --       16.0      21.2 (a)     37.2
                                       --------  --------    ------     --------
    OPERATING INCOME.................     547.1     218.6    (118.3)       647.4
Net non-operating expenses (income)..      61.8     (15.3)    134.4 (a)     94.1
                                                                1.4 (a)
                                                               (9.1)(b)
                                                              (81.0)(c)
                                                                1.9 (e)
                                       --------  --------    ------     --------
    INCOME BEFORE INCOME TAXES.......     485.3     233.9    (165.9)       553.3
Income taxes.........................     192.2      91.4     (67.5)(a)    216.1
                                       --------  --------    ------     --------
    NET INCOME.......................  $  293.1  $  142.5    $(98.4)    $  337.2
                                       ========  ========    ======     ========
Earnings per share:
  Basic..............................  $   1.81  $   0.95               $   1.20
  Diluted............................      1.80      0.95                   1.20
Weighted average shares outstanding:
  Basic..............................     162.2     149.9     (31.7)(f)    280.4
  Diluted............................     163.3     149.9     (31.7)(f)    281.5


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                          PRO
                                        NEWELL  RUBBERMAID ADJUSTMENT    FORMA
                                       -------- ---------- ----------   --------
Net sales............................  $2,972.8  $2,355.0    $(93.9)(d) $5,233.9
Cost of products sold................   2,020.1   1,649.5       --       3,669.6
                                       --------  --------    ------     --------
    GROSS INCOME.....................     952.7     705.5     (93.9)     1,564.3
Selling, general and administrative
 expenses............................     461.8     432.1     (93.9)(d)    800.2
                                                                0.2 (e)
Trade names and goodwill amortization
 and other...........................      23.6       --        6.9 (b)     30.5
                                       --------  --------    ------     --------
    OPERATING INCOME.................     467.3     273.4      (7.1)       733.6
Net non-operating expenses (income)..      39.0      28.4      (6.9)(b)     60.3
                                                               (0.2)(e)
                                       --------  --------    ------     --------
    INCOME BEFORE INCOME TAXES.......     428.3     245.0       --         673.3
Income taxes.........................     169.3      92.6       --         261.9
                                       --------  --------    ------     --------
    NET INCOME.......................  $  259.0  $  152.4    $  --      $  411.4
                                       ========  ========    ======     ========
Earnings per share:
  Basic..............................  $   1.60  $   1.01               $   1.46
  Diluted............................      1.60      1.01                   1.46
Weighted average shares outstanding:
  Basic..............................     161.9     151.0     (32.0)(f)    280.9
  Diluted............................     162.3     151.0     (32.0)(f)    281.3


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                          PRO
                                        NEWELL  RUBBERMAID ADJUSTMENT    FORMA
                                       -------- ---------- ----------   --------
Net sales............................  $2,580.3  $2,344.2    $(86.5)(d) $4,838.0
Cost of products sold................   1,759.9   1,673.2       --       3,433.1
                                       --------  --------    ------     --------
    GROSS INCOME.....................     820.4     671.0     (86.5)     1,404.9
Selling, general and administrative
 expenses............................     392.9     402.6     (86.5)(d)    708.9
                                                               (0.1)(e)
Trade names and goodwill amortization
 and other...........................      19.3       --        4.7 (b)     24.0
Restructuring costs..................       --      158.0       --         158.0
                                       --------  --------    ------     --------
    OPERATING INCOME.................     408.2     110.4      (4.6)       514.0
Net non-operating expenses (income)..      31.0      14.7      (4.7)(b)     41.1
                                                                0.1 (e)
                                       --------  --------    ------     --------
    INCOME BEFORE INCOME TAXES.......     377.2      95.7       --         472.9
Income taxes.........................     150.7      35.9       --         186.6
                                       --------  --------    ------     --------
    NET INCOME.......................  $  226.5  $   59.8    $  --      $  286.3
                                       ========  ========    ======     ========
Earnings per share:
  Basic..............................  $   1.40  $   0.38               $   1.00
  Diluted............................      1.40      0.38                   1.00
Weighted average shares outstanding:
  Basic..............................     161.3     158.8     (33.6)(f)    286.5
  Diluted............................     161.6     158.8     (33.6)(f)    286.8


   See accompanying notes to unaudited pro forma condensed combined financial statements.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (IN MILLIONS)

NOTE 1--BASIS OF PRESENTATION

  The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of Newell at September 30, 1998 with the historical consolidated balance sheet of Rubbermaid at October 2, 1998. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Newell for the nine months ended September 30, 1998 and 1997, and the three years ended December 31, 1997 with the historical consolidated statements of income of Rubbermaid for the nine months ended October 2, 1998 and September 30, 1997, and the three years ended December 31, 1997. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

  The unaudited pro forma condensed combined financial statements exclude (a) the effect of any operating income improvements which may be achieved upon combining the resources of the companies, (b) investment banking, legal and miscellaneous transaction costs of the Merger, and (c) costs associated with the integration and consolidation of the companies which are not presently estimable.

NOTE 2--PRO FORMA ADJUSTMENTS

  (a) Newell acquired Rubbermaid's office products division ("Eldon") on June 13, 1997, in a transaction accounted for as a purchase. Because the Merger will be accounted for as a pooling of interests, the accounting effects of Newell's purchase of Eldon must be reversed. Therefore, Eldon will be treated as if it had always been owned by the combined company. The adjustments are comprised of the following:

    (1) Elimination of Rubbermaid's gain on the sale of Eldon. The adjustment eliminates the $134.4 million pre tax gain.

    (2) Elimination of all purchase accounting adjustments associated with recording the purchase price allocation. These adjustments include $31.2 million of reserves for business realignment plans (product line and customer rationalizations) and business restructuring (closure costs for the Maryville, Tennessee office location, employee severance and related benefits), $9.6 million of fair value adjustments to record assets and liabilities at their fair value on the acquisition date, and $1.4 million of transaction costs capitalized as part of the purchase price. The assets and liabilities recognized as purchase accounting adjustments (excluding the $9.6 million of fair value adjustments) are retroactively recognized as charges to the income statement.

    (3) Elimination of Eldon goodwill amortization recorded in Newell's statement of income. Goodwill amortization eliminated was $1.7 million, $0.6 million and $1.1 million for the nine months ended September 30, 1998 and 1997, and the year ended December 31, 1997, respectively.

    (4) Income tax expense related to the above adjustments total $0.7 million, $(67.7) million and $(67.5) million for the nine months ended September 30, 1998 and 1997, and the year ended December 31, 1997, respectively.

  (b) Adjusted to reclassify Rubbermaid goodwill amortization from "Net Non-operating Expenses" to "Trade Names and Goodwill Amortization and Other" to conform with Newell's accounting presentation. Goodwill amortization reclassified was $6.7 million, $7.2 million, $9.1 million, $6.9 million and $4.7 million for the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, respectively.

  (c) Adjusted to reclassify $81.0 million of asset impairment charges recorded by Rubbermaid from "Net Non-operating Expenses" to "Trade Names and Goodwill Amortization and Other" to conform with Newell's accounting presentation.

  (d) Adjusted to reclassify Rubbermaid customer cooperative advertising from "Selling, General and Administrative Expenses" to "Net Sales" to conform with Newell's accounting presentation. Selling expense reclassified was $71.3 million, $69.1 million, $94.5 million, $93.9 million and $86.5 million for the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, respectively.

  (e) Adjusted to reclassify Rubbermaid royalty income and expense from "Net Non-operating Expenses" to "Selling, General and Administrative Expenses" to conform with Newell's accounting presentation. Royalty income (expense) reclassified was $3.3 million, $1.4 million, $1.9 million, $(0.2) million and $0.1 million for the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, respectively.

  (f) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding common shares of Newell and Rubbermaid adjusted to equivalent shares of Newell common stock using an exchange ratio of 0.7883.

NOTE 3--FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  The unaudited pro forma condensed combined financial statements assume that the Merger qualifies as a tax-free reorganization for federal income tax purposes.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NEWELL CO.
                                     (Registrant)






                                          /s/ Dale L. Matschullat
Date: November 20, 1998            By: -------------------------------------
                                          Dale L. Matschullat
                                          Vice President -- General Counsel

                            EXHIBIT INDEX

Exhibit
No.         Description
-------     --------------
23.1        Consent of KPMG Peat Marwick LLP.